UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 4, 2004
Date of Report (Date of earliest event reported)

eFunds Corporation

(Exact name of registrant as specified in its charter)

Gainey Center II, Suite 300
8501 North Scottsdale Road
Scottsdale, Arizona	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-629-7700

Commission File Number 1-31951

Delaware	39-1506286
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (c) The following exhibits are filed as part of this report:

Exhibit No.	Description	Method of Filing
99.1	Press Release of eFunds Corporation dated August 4, 2004	Filed herewith

Item 12. Results of Operations and Financial Condition

The Company issued a press release on August 4, 2004 regarding its results of operations for the quarter and six months ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)

Date: August 4, 2004	/s/ Paul F. Walsh

Chief Executive Officer and Chairman
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description	Page No.

99.1	Press Release of eFunds Corporation dated August 4, 2004